Exhibit 3.89

Form must be filed electronically.

Paper forms are not accepted.

This copy is a sample and cannot be submitted for filing.

Statement of Conversion

filed pursuant to § 7-90-201.7 (3) of the Colorado Revised Statutes (C.R.S.)

1.	For the converting entity, its ID number (if applicable), entity name or true name, form of entity, jurisdiction under the law of which it is formed, and principal address are

ID number	20001038731
(Colorado Secretary of State ID number)

Entity name or true name	BAYSIDE COLORADO HEALTHCARE ASSOCIATES, INC.

Form of entity	Corporation

Jurisdiction	Colorado

Street address	200 International Circle, Suite 3500
(Street number and name)

Hunt Valley	MD	21030
(City)	(State)	(ZIP/Postal Code)

	United States
(Province – if applicable)	(Country)

Mailing address
(leave blank if same as street address)	(Street number and name or Post Office Box information)

(City)	(State)	(ZIP/Postal Code)

.
(Province if applicable)	(Country)

2.	The entity name of the resulting entity is	BAYSIDE COLORADO HEALTHCARE ASSOCIATES, LLC	.

(Caution: The use of certain terms or abbreviations are restricted by law. Read instructions for more information.)

3.	The converting entity has been converted into the resulting entity pursuant to section 7-90-201.7, C.R.S.

4.	(If applicable, adopt the following statement by marking the box and include an attachment.)

☐  This document contains additional information as provided by law.

5.	(Caution: Leave blank if the document does not have a delayed effective date. Stating a delayed effective date has significant legal consequences. Read instructions before entering a date.)

(If the following statement applies, adopt the statement by entering a date and, if applicable, time using the required format.)

The delayed effective date and, if applicable, time of this document are	.
(mm/dd/yyyy hour:minute am/pm)

Notice:

Causing this document to be delivered to the Secretary of State for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that such document is such individual's act and deed, or that such individual in good faith believes such document is the act and deed of the person on whose behalf such individual is causing such document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S. and, if applicable, the constituent documents and the organic statutes, and that such individual in good faith believes the facts stated in such document are true and such document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the Secretary of State, whether or not such individual is identified in this document as one who has caused it to be delivered.

6.	The true name and mailing address of the individual causing this document to be delivered for filing are

Stephenson	Robert	O.
(Last)	(First)	(Middle)	(Suffix)

200 International Circle, Suite 3500
(Street number and name or Post Office Box information)

Hunt Valley	MD	21030
(City)	(State)	(ZIP/Postal Code)

United States
(Province - if applicable)	(Country)

(If applicable, adopt the following statement by marking the box and include an attachment.)

☒	This document contains the true name and mailing address of one or more additional individuals causing the document to be delivered for filing.

Disclaimer:

This form/cover sheet, and any related instructions, are not intended to provide legal, business or tax advice, and are furnished without representation or warranty. While this form/cover sheet is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form/cover sheet. Questions should be addressed to the user's legal, business or tax advisor(s).

Form must be filed electronically.

Paper forms are not accepted.

This copy is a sample and cannot be submitted for filing.

Articles of Organization

filed pursuant to § 7-80-203 and § 7-80-204 of the Colorado Revised Statutes (C.R.S.)

1.	The domestic entity name of the limited liability company is

BAYSIDE COLORADO HEALTHCARE ASSOCIATES, LLC
(The name of a limited liability company must contain the term or abbreviation "limited liability company", "ltd. liability company", "limited liability co.", "ltd. liability co.", "limited", "l.l.c.", "llc", or "ltd.". See §7-90-601, C.R.S.)

(Caution: The use of certain terms or abbreviations are restricted by law. Read instructions for more information.)

2.	The principal office address of the limited liability company's initial principal office is

Street address	200 International Circle, Suite 500
(Street number and name)

Hunt Valley	MD	21030
(City)	(State)	(ZIP/Postal Code)

United States
(Province - if applicable)	(Country)

Mailing address
(leave blank if same as street address)	(Street number and name or Post Office Box information)

(City)	(State)	(ZIP/Postal Code)

.
(Province - if applicable)	(Country)

3.	The registered agent name and registered agent address of the limited liability company's initial registered agent are

Name
(if an individual)
	(Last)	(First)	(Middle)	(Suffix)

OR

(if an entity)	Corporation Service Company

(Caution: Do not provide both an individual and an entity name.)

Street address	1560 Broadway, Suite 2090
(Street number and name)

Denver	CO	80202
(City)	(State)	(ZIP Code)

Mailing address
(leave blank if same as street address)	(Street number and name or Post Office Box information)

CO
(City)	(State)	(ZIP Code)

(The following statement is adopted by marking the box.)

☒	The person appointed as registered agent has consented to being so appointed.

4.	The true name and mailing address of the person forming the limited liability company are

Name
(if an individual)	Stephenson	Robert	O
	(Last)	(First)	(Middle)	(Suffix)

OR

(if an entity)
(Caution: Do not provide both an individual and an entity name.)

Mailing address	200 International Circle, Suite 3500
(Street number and name or Post Office Box information)

Hunt Valley	MD	21030
(City)	(State)	(ZIP/Postal Code)

	United States	.
(Province - if applicable)	(Country)

(If the following statement applies, adopt the statement by marking the box and include an attachment.)

☐	The limited liability company has one or more additional persons forming the limited liability company and the name and mailing address of each such person are stated in an attachment.

5.	The management of the limited liability company is vested in

(Mark the applicable box.)

☐  one or more managers.

OR

☒  the members.

6.	(The following statement is adopted by marking the box.)

☒  There is at least one member of the limited liability company.

7.	(If the following statement applies, adopt the statement by mar king the box and include an attachment.)

☐  This document contains additional information as provided by law.

8.	(Caution: Leave blank if the document does not have a delayed effective date. Stating a delayed effective date has significant legal consequences. Read instructions before entering a date.)

(If the following statement applies, adopt the statement by entering a date and, if applicable, time using the required format.)

The delayed effective date and, if applicable, time of this document is/are	.
(mm/dd/yyyy hour:minute am/pm)

Notice:

Causing this document to be delivered to the Secretary of State for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual's act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the Secretary of State, whether or not such individual is named in the document as one who has caused it to be delivered.

9.	The true name and mailing address of the individual causing the document to be delivered for filing are

Stephenson	Robert	O.
(Last)	(First)	(Middle)	(Suffix)

200 International Circle, Suite 3500
(Street number and name or Post Office Box information)

Hunt Valley	MD	21030
(City)	(State)	(ZIP/Postal Code)

United States
(Province - if applicable)	(Country)

(If the following statement applies, adopt the statement by marking the box and include an attachment.)

☒	This document contains the true name and mailing address of one or more additional individuals causing the document to be delivered for filing.

Disclaimer:

This form/cover sheet, and any related instructions, are not intended to provide legal, business or tax advice, and are furnished without representation or warranty. While this form/cover sheet is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form/cover sheet. Questions should be addressed to the user's legal, business or tax advisor(s).

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